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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 20, 1998



                               SAXTON INCORPORATED
      -------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                                     NEVADA
              ----------------------------------------------------
                 (State or other jurisdiction of incorporation)



          0-22299                                        88-0223654
-----------------------------                ----------------------------------
 (Commission File Number)                      (IRS Employer Identification No.)



                 5440 W. SAHARA AVENUE, LAS VEGAS, NEVADA 89102
           ----------------------------------------------------------
               (Address of principal executive offices) (Zip code)



      (Registrant's telephone number, including area code): (702) 221-1111



                                       NA
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          (Former name or former address, if changed since last report)


                                  Page 1 of 4
                            Exhibit Index at Page 4


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ITEM 5.  OTHER EVENTS.

        The Registrant acquired all of the capital stock of Maxim Homes, Inc., an Arizona corporation ("Maxim"), on March 20, 1998, by means of a merger of Maxim into a wholly-owned subsidiary of the Registrant. Maxim has operated principally as a single-family residential homebuilder for the past two years, specializing in building homes ranging in price from $150,000 to $185,000, including the Wood Ranch and River Walk projects in Salt Lake City. During 1998, Maxim plans to build approximately 73 homes with an average estimated selling price of $165,000. At March 20, 1998, Maxim had a backlog of 16 homes sold but not yet closed.

        The consideration paid for the Maxim shares was $200,000 in cash and 42,280 shares of the Common Stock of the Registrant. In connection with its acquisition of Maxim, the Registrant contributed $565,000 to Maxim which was used to retire certain indebtedness.

        For the twelve-month period ended March 20, 1998, Maxim had unaudited revenue of approximately $3.2 million and pre-tax income of approximately $103,000.

        Brian K. Brady, formerly the chief executive officer and sole stockholder of Maxim, has entered into a five-year employment agreement with the wholly-owned subsidiary of the Registrant into which Maxim was merged.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

        (a)    Financial Statements of Business Acquired.  Not applicable.

        (b)    Pro Forma Financial Information. Not applicable.

        (c)    Exhibits.

Exhibit No.             Description
-----------             -----------------------------------
    10.1                Agreement and Plan of Merger dated as of March 20, 1998
                        by and among Saxton, MIKA MAX, Inc., Brian K. Brady and
                        Maxim Homes, Inc.

    10.2                Employment Agreement dated as of March 20, 1998 between
                        Maxim Homes, Inc. and Brian K. Brady



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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Date:  April 3, 1998              SAXTON INCORPORATED
                                  (Registrant)



                                  By:             /s/ James C. Saxton
                                         -------------------------------------
                                                   James C. Saxton
                                         Chairman of the Board, President and
                                               Chief Executive Officer


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                                  EXHIBIT INDEX

Exhibit No.             Description
-----------             ------------------------------------

    10.1 Agreement and Plan of Merger dated as of March 20, 1998 by and among Saxton, MIKA MAX, Inc., Brian K. Brady and Maxim Homes, Inc.

    10.2 Employment Agreement dated as of March 20, 1998 between Maxim Homes, Inc. and Brian K. Brady




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